SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : NOVEMBER 11, 2009

                         COMMISSION FILE NO. 333-136643





                                 ONE BIO, CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






            Florida                                       59-3656663
           --------                                      -----------
(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)



                8525 NW 53rd Terr., Suite C101, Doral, FL 33166
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                  877-544-2288
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                           (ISSUER TELEPHONE NUMBER)



      ONE HOLDINGS, CORP., 318 Holiday Drive, Hallandale Beach, FL, 33009
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                           (FORMER NAME AND ADDRESS)

SECTION 8 - OTHER EVENTS
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ITEM 8.01: OTHER ITEMS

On November 16, 2009, FINRA advised the Company that FINRA would process and effect the Company's name change and the 5 for 1 reverse stock split previously disclosed in the Company's October 15, 2009, Definitive Information Statement on
Schedule 14(c), relating to an amendment to the Company's articles of incorporation to: (i) authorize a class of preferred stock consisting of 10,000,000 shares, $0.001 par value per share; (ii) designating 10,000 shares of the preferred stock as Series A Preferred Stock; (iii) reducing the number of authorized shares of common stock from 750,000,000 shares to 150,000,000 shares and changing the par value to $0.001 per share; (iv) changing the name of the Registrant to ONE Bio, Corp.; and (v) effecting a Five (5) for one (1) reverse split of the registrant's common stock. Said amendment to the Company's articles of incorporation was filed on October 26, 2009.

On November 11, 2009, the Company filed an application to list its common stock on the NASDAQ Capital Market. The Company believes it currently fulfills or will shortly meet all applicable NASDAQ Capital Market listing requirements. The Company's listing application is subject to review and approval by NASDAQ's Listing Qualifications Department for compliance with all NASDAQ Capital Market standards.


EXHIBITS:
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Exhibit No.     Description

3.1             Amendment to Articles of Incorporation filed on October 26, 2009

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






                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


ONE Bio, Corp.


November 17, 2009                                  /s/ Marius Silvasan
                                                   ---------------------------
                                                   Marius Silvasan
                                                   Chief Executive Officer
                                                   and Director

November 17, 2009                                  /s/ Cris Neely
                                                   ---------------------------
                                                   Cris Neely
                                                   Chief Financial Officer
                                                   and Director